UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2005


                    Federal Agricultural Mortgage Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


       Federally chartered
       instrumentality of
        the United States                0-17440                52-1578738
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)



 1133 21st Street, N.W., Suite 600, Washington, D.C.             20036
---------------------------------------------------           ------------
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition.

     On January 26, 2005, the Registrant issued a press release to announce the Registrant's financial results for fourth quarter 2004. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                  99    Press release dated January 26, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      January 26, 2005

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                           Press Release Dated January 26, 2005       5